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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Butler International, Inc. on Form S-8 of our reports dated March 6, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Butler International, Inc. for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP
-------------------------
Parsippany, New Jersey
December 24, 1998

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